Filed Pursuant to Rule 497(e)

File Nos. 333-199089 & 811-23002

LATTICE DEVELOPED MARKETS (EX-US) STRATEGY ETF

LATTICE EMERGING MARKETS STRATEGY ETF

LATTICE US EQUITY STRATEGY ETF

LATTICE GLOBAL SMALL CAP STRATEGY ETF

Lattice Real Estate Strategy ETF

(each, a “Fund” and collectively, the “Funds”)

Series of the Lattice Strategies Trust (the “Trust”)

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Supplement dated August 1, 2016 to the Prospectus, dated February 1, 2016, as supplemented,

and Statement of Additional Information (“SAI”), dated February 1, 2016

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This supplement contains new and additional information beyond that in the Prospectus and SAI and should be read in connection with these documents.

On May 18, 2016, Lattice Strategies LLC (the “Adviser”), the investment adviser to each Fund, entered into an Agreement and Plan of Merger (“Merger Agreement”) with Hartford Funds Management Company, LLC (“HFMC”) and other parties, pursuant to which HFMC agreed to acquire, directly and indirectly, all of the outstanding equity interests of the Adviser (the “Transaction”). The Transaction was subject to certain conditions to closing, including obtaining shareholder approval of a new Investment Advisory Agreement and a new Investment Sub-Advisory Agreement.

At a special meeting of shareholders held on July 25, 2016, the shareholders of each of the Lattice Developed Markets (Ex-US) Strategy ETF, Lattice Emerging Markets Strategy ETF, Lattice US Equity Strategy ETF and Lattice Global Small Cap Strategy ETF, approved the following proposals: (1) a new Investment Advisory Agreement with the Adviser; (2) a new Investment Sub-Advisory Agreement between the Adviser and Mellon Capital Management Corporation; (3) an Amendment to the Trust’s Declaration of Trust, which (a) removes a limitation on reclassifying or changing outstanding shares, (b) expands the mandatory redemption provisions, and (c) selects jurisdiction and waives jury trials for shareholder disputes; and (4) the use of a “manager of managers” structure (collectively, the “Proposals”). The sole shareholder of the Lattice Real Estate Strategy ETF approved each of the Proposals by written consent dated June 10, 2016.

Effective July 29, 2016, the Transaction closed and the Adviser became a wholly owned subsidiary of HFMC. As a result, the Proposals became effective as of July 29, 2016 and the following changes are being made to each Fund’s Prospectus and SAI effective immediately:

(1)	Under the heading “Management – Adviser” in the Prospectus, the following information is added:

A discussion regarding the Board’s consideration of the Investment Advisory Agreement dated July 29, 2016 and Investment Sub-Advisory Agreement dated July 29, 2016 will be available in the Funds’ Annual Report to Shareholders for the fiscal year ended September 30, 2016.

The Adviser relies on an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) for each Fund under which it uses a “Manager of Managers” structure. The Adviser has responsibility, subject to oversight by the respective Board of Trustees, to oversee sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits the Adviser to appoint a sub-adviser not affiliated with the Adviser with the approval of the respective Board of Trustees and without obtaining approval from the respective Fund’s shareholders (the “Order”). Within 90 days after hiring any new sub-adviser, the respective Fund’s shareholders will receive information about any new sub-advisory relationship.

In addition, the Adviser anticipates applying for a new exemptive order from the SEC (the “New Order”), which would expand the relief provided under the Order and would permit the Adviser, on behalf of a Fund and subject to the approval of the Board of Trustees, to hire or terminate, and to modify any existing or future sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (the “Current Relief”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser. As with the Order, the New Order would require the respective Fund’s shareholders to receive information about any new sub-advisory relationship within 90 days after hiring any new sub-adviser. There can be no guarantee that the SEC will grant the New Order.

Shareholders of the Funds have prospectively approved the operation of the Funds under any “Manager of Managers” structure, including under (i) the New Order, and/or (ii) any future law, regulation, or exemptive relief provided by the SEC. The Funds will continue to rely on the Current Relief until the SEC grants the New Order.

(2)	Under the heading “Management of the Trust - Investment Adviser” in the SAI, the following information is added:

The Adviser is a wholly owned subsidiary of Hartford Funds Management Company, LLC (“HFMC”). HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc.

(1)	Under the heading “Management of the Trust - Sub-Adviser” in the SAI, the following replaces the first sentence in its entirety:

Mellon Capital Management Corporation (“Sub-Adviser” or “Mellon Capital”), 50 Fremont Street, Suite 3900, San Francisco, California 94105, serves as the investment sub-adviser for the Funds pursuant to an Investment Sub-Advisory Agreement between the Adviser and Mellon Capital, dated July 29, 2016 (referred to as a “Sub-Advisory Agreement).

Investors Should Retain This Supplement for Future Reference